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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): May 2, 2002


                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                             1-12091                         22-3436215
(State or other jurisdiction of          (Commission File Number)             (I.R.S. Employer
 incorporation or organization)                                            Identification Number)
                                            230 Half Mile Road
                                        Red Bank, New Jersey 07701
                                 (Address of principal executive offices)


Registrant's telephone number, including area code: (732) 933-5000













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Item 9.       Regulation FD Disclosure.
              ------------------------

         On May 2, 2002, the registrant issued the press release filed as
Exhibit 99.1 and made the investor presentation filed as Exhibit 99.2., including the slide presentation filed as Exhibit 99.3

Item 7.       Financial Statements and Exhibits.
              ---------------------------------




                       Exhibit         Description
                       -------         -----------

                         99.1          Press Release

                         99.2          Investor Presentation

                         99.3          Slide Presentation







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: May 2, 2002


                                             MILLENNIUM CHEMICALS INC.


                                             By:/s/ C. William Carmean
                                                ------------------------------
                                                C. William Carmean
                                                Senior Vice President,
                                                General Counsel and Secretary















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                                  EXHIBIT INDEX


                       Exhibit         Description
                       -------         -----------

                         99.1          Press Release

                         99.2          Investor Presentation

                         99.3          Slide Presentation














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                           STATEMENT OF DIFFERENCES
                           ------------------------

The cent sign shall be expressed as...............................     [c]
Characters normally expressed as subscript shall be preceded by...     [u]